Exhibit (21)

SUBSIDIARIES OF ALLTEL CORPORATION
As of December 31, 2006

Name of Subsidiary	State of Organization
Allied Information Services of the Philippines, Inc.	Philippines
Alltel Communications, Inc.	Delaware
Alltel Communications Investments, Inc.	Delaware
Alltel Communications of Michigan RSA #4, Inc.	Louisiana
Alltel Communications of Michigan RSAs, Inc.	Louisiana
Alltel Communications of Mississippi RSA #2, Inc.	Mississippi
Alltel Communications of Mississippi RSA #6, Inc.	Mississippi
Alltel Communications of Mississippi RSA #7, Inc.	Mississippi
Alltel Communications of Nebraska, Inc.	Nebraska
Alltel Communications of New Mexico, Inc.	Delaware
Alltel Communications of North Arkansas, Inc.	Louisiana
Alltel Communications of Ohio No. 2, Inc.	Delaware
Alltel Communications of Ohio No. 3, Inc.	Delaware
Alltel Communications of Petersburg, Inc.	Virginia
Alltel Communications of Pine Bluff, LLC	Arkansas
Alltel Communications of Saginaw, Inc.	Louisiana
Alltel Communications of South Arkansas, Inc.	Louisiana
Alltel Communications of Southern Michigan, Inc.	Delaware
Alltel Communications of Texarkana, Inc.	Louisiana
Alltel Communications of Virginia, Inc.	Virginia
Alltel Communications of Virginia No. 1, Inc.	Virginia
Alltel Communications Southwest Holdings, Inc.	Delaware
Alltel Communications Wireless, Inc.	Louisiana
Alltel Communications Wireless of Louisiana, Inc.	Louisiana
Alltel Group, LLC	Delaware
Alltel Information (India) Private Limited	India
Alltel Information (Mauritius) Inc.	Mauritius
Alltel International Holdings, Inc.	Delaware
Alltel Investments, Inc.	Nevada
Alltel Mauritius Holdings, Inc.	Mauritius
Alltel Mobile of Louisiana, LLC	Louisiana
Alltel Newco LLC	Delaware
Alltel Properties, LLC	Arkansas
Alltel Remote Access, Inc.	Louisiana
Alltel Telelink, Inc.	Louisiana
Alltel Wireless Holdings of Nebraska, Inc.	Nebraska
Alltel Wireless Holdings, L.L.C.	Delaware
Alltel Wireless of Alexandria, LLC	Louisiana
Alltel Wireless of LaCrosse, LLC	Delaware
Alltel Wireless of Michigan RSA #1 and RSA #2, Inc.	Michigan
Alltel Wireless of Mississippi RSA #5, LLC	Louisiana
Alltel Wireless of North Louisiana, LLC	Louisiana
Alltel Wireless of Shreveport, LLC	Louisiana
Alltel Wireless of Texarkana, LLC	Louisiana
Alltel Wireless of Wisconsin Appleton-Oshkosh-Neenah MSA, LLC	Delaware
Alltel Wireless of Wisconsin RSA #1, LLC	Delaware
Alltel Wireless of Wisconsin RSA #2, LLC	Delaware
Alltel Wireless of Wisconsin RSA #3, LLC	Delaware
Alltel Wireless of Wisconsin RSA #6, LLC	Delaware
Alltel Wireless of Wisconsin RSA #8, LLC	Delaware
Alltel Wireless of Wisconsin RSA #10, LLC	Delaware
Athens Cellular, Inc.	Delaware
Cellular of Southern Illinois, Inc.	Illinois
Celutel, Inc.	Delaware
Celutel of Biloxi, Inc.	Delaware
Central Florida Cellular Telephone Company, Inc.	Florida
Control Communications Industries, Inc.	Delaware
CP National Corporation	California
Dynalex, Inc.	California
Eau Claire Cellular, Inc.	Colorado
First Wireless, LLC	Delaware
Full Circle Insurance Limited	Bermuda
Great Western Cellular Holdings, LLC	Delaware
ID Holding, LLC	Delaware
Jackson Cellular Telephone Co., Inc.	Delaware
KIN Network, Inc.	Kansas
Midwest Wireless Communications L.L.C.	Delaware
Midwest Wireless Holdings L.L.C.	Delaware
Midwest Wireless Iowa L.L.C.	Delaware
Midwest Wireless Wisconsin L.L.C.	Delaware
Minford Cellular Telephone Company	Delaware
MVI Corp.	Oregon
N12AR, LLC	Delaware
North-West Cellular of Eau Claire, Inc.	Wisconsin
Ocean Technology, Inc.	California
Ocean Technology International, Inc.	California
Pacific Telecom Cellular, Inc.	Wisconsin
Pacific Telecom Cellular of Washington, Inc.	Washington
Pascagoula Cellular Services, Inc.	Mississippi
Radiofone, Inc.	Louisiana
RCTC Wholesale Corporation	Virginia
Saginaw Bay Cellular Company	Michigan
SakSat, LLC	Delaware
SakSat-Georgia, Ltd. (an LLC)	Republic of Georgia
Six Zulu Echo, LLC	Delaware
Southern Illinois Cellular Corp.	Illinois
Southern Minnesota, LLC	Delaware
Telecor Cellular, Inc.	Louisiana
UC/PTC of Wisconsin, LLC	Wisconsin
Universal Cellular, Inc.	Wisconsin
Virginia Cellular LLC	Virginia
Western CLEC Corporation	Delaware
Western COG Corporation	Delaware
Western Wireless International Austria Corporation	Delaware
Western Wireless International Bolivia III Corporation	Delaware
Western Wireless International Corporation	Delaware
Western Wireless International II Corporation	Delaware
Western Wireless International d.o.o. (an LLC)	Slovenia
Western Wireless International Haiti Corporation	Delaware
Western Wireless International Holding Corporation	Delaware
Western Wireless International Ivory Coast Corporation	Delaware
Western Wireless International Ivory Coast II Corporation	Delaware
Western Wireless International Kosovo Corporation	Delaware
Western Wireless International SakSat Corporation	Delaware
Western Wireless International Slovenia Corporation	Delaware
Western Wireless International Slovenia II Corporation	Delaware
Western Wireless LLC	Washington
WWC CLEC Holding Corporation	Delaware
WWC Holding Co., Inc.	Delaware
WWC License Holding LLC	Delaware
WWC License LLC	Delaware
WWC Systems Purchasing Corporation	Delaware
WWC Texas RSA Holding Corporation	Delaware
SUBSIDIARIES OF ALLTEL CORPORATION - Partnerships As of December 31, 2006
Name of Partnership	State of Organization
ACI Procurement Company LP	Delaware
Alltel Cellular Associates of Arkansas Limited Partnership	Arkansas
Alltel Central Arkansas Cellular Limited Partnership	Arkansas
Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership	Delaware
Alltel Communications of LaCrosse Limited Partnership	Wisconsin
Alltel Communications of Michigan RSA #6 Cellular Limited Partnership	Delaware
Alltel Communications of North Arkansas Cellular Limited Partnership	Delaware
Alltel Communications of North Carolina Limited Partnership	North Carolina
Alltel Communications of North Louisiana Cellular Limited Partnership	Delaware
Alltel Communications of Saginaw MSA Limited Partnership	Delaware
Alltel Communications of Southern Michigan Cellular Limited Partnership	Delaware
Alltel Communications of Southwest Arkansas Cellular Limited Partnership	Delaware
Alltel Communications of Texas Limited Partnership	Texas
Alltel Communications of the Southwest Limited Partnership	Nevada
Alltel Group	Delaware
Alltel Northern Arkansas RSA Limited Partnership	Arkansas
Alltel Ohio Limited Partnership	Delaware
Appleton-Oshkosh-Neenah MSA Limited Partnership	Wisconsin
Arkansas RSA #2 (Searcy County) Cellular Limited Partnership	Arkansas
Cellular Mobile Systems of Michigan RSA No. 7 Limited Partnership	Delaware
Charleston-North Charleston MSA Limited Partnership	Delaware
Chicago SMSA Limited Partnership	Illinois
Eastern Sub-RSA Limited Partnership	Washington
Eau Claire Cellular Telephone Limited Partnership	Wisconsin
Fayetteville MSA Limited Partnership	Arkansas
Georgia R.S.A. #8 Partnership	Georgia
GTE Mobilnet of South Texas Limited Partnership	Delaware
GTE Mobilnet of Texas RSA #17 Limited Partnership	Delaware
Illinois Valley Cellular RSA 2-II Partnership	Illinois
Iowa RSA #1 Limited Partnership	Iowa
Iowa RSA #8 - Monona Limited Partnership	Colorado
Las Cruces Cellular Telephone Company	New Mexico
Michigan RSA #9 Limited Partnership	Michigan
Missouri RSA 2 Partnership	Missouri
Missouri RSA 4 Partnership	Delaware
Missouri RSA #15 Limited Partnership	Missouri
MODOC RSA Limited Partnership	California
Northwest Arkansas RSA Limited Partnership	Delaware
Northwest Missouri Cellular Limited Partnership	Delaware
Ohio RSA 2 Limited Partnership	Delaware
Ohio RSA #3 Limited Partnership	Ohio
Ohio RSA 5 Limited Partnership	Delaware
Ohio RSA 6 Limited Partnership	Delaware
Oklahoma RSA No. 4 South Partnership	Delaware
Pascagoula Cellular Partnership	District of Columbia
Petersburg Cellular Partnership	Delaware
Pittsburgh SMSA Limited Partnership	Delaware
Pittsfield Cellular Telephone Company	Massachusetts
Southern Illinois RSA Partnership	Illinois
Texas RSA 7B2 Limited Partnership	Delaware
Texas RSA #11B Limited Partnership	Delaware
Tucson 21 Cellular Limited Partnership	Delaware
Tyler/Longview/Marshall MSA Limited Partnership	Delaware
Virginia RSA 2 Limited Partnership	Delaware
Virginia 10 RSA Limited Partnership	Virginia
Washington RSA No. 8 Limited Partnership	Washington
Wisconsin RSA #1 Limited Partnership	Wisconsin
Wisconsin RSA #2 Partnership	Wisconsin
Wisconsin RSA #3 Limited Partnership	Wisconsin
Wisconsin RSA #4 Limited Partnership	Wisconsin
Wisconsin RSA #6 Partnership, LLP	Wisconsin
Wisconsin RSA # 7 Limited Partnership	Wisconsin
Wisconsin RSA No. 8 Limited Partnership	Delaware
Wisconsin RSA #10 Limited Partnership	Wisconsin
WWC Texas RSA Limited Partnership	Delaware
Youngstown-Warren MSA Limited Partnership	Delaware